Exhibit 4.1

NUMBER NH
THE NEW HOME COMPANY
SHARES
COMMON STOCK
COMMON STOCK
THE NEW HOME COMPANY INC.
CUSIP 645370 10
7
SEE REVERSE FOR
CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
SPECIMEN
IS THE RECORD HOLDER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF
THE NEW HOME COMPANY INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:
CHIEF FINANCIAL OFFICER AND SECRETARY CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR By:
AUTHORIZED SIGNATURE
AMERICAN BANK NOTE COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common UNIF GIFT MIN ACT — Custodian
TEN ENT — as tenants by the entireties (Cust) (Minor)
under Uniform Gifts to Minors
JT TEN — as joint tenants with right of survivorship and not as tenants in common
Act (State)
Additional abbreviations may also be used though not in the above list.
For Value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE
Shares of the Common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated X X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.